UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 18, 2005

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-16214                   14-0462060
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

         1373 Broadway, Albany, New York                            12204
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

(a) At a regular meeting on February 18, 2005, the following persons were designated as the nominees of the Board of Directors for election as directors of the Registrant at the 2005 Annual Meeting of Stockholders:

      Frank R. Schmeler
      Thomas R. Beecher, Jr.
      Francis L. McKone
      Joseph G. Morone
      Christine L. Standish
      Erland E. Kailbourne
      John C. Standish
      Juhani Pakkala
      Paula H. J. Cholmondeley

      All of such persons are currently serving as members of the Board of Directors. Two incumbent directors, Hugh J. Murphy and Barbara P. Wright, declined to stand for re-election.

(b) At a regular meeting on February 18, 2005, Paula H. J. Cholmondeley was elected as a member of the Board of Directors of the Registrant. Ms. Cholmondeley was also appointed as a member of the Audit Committee and designated as a "financial expert" under the rules of the Securities and Exchange Commission. A copy of the Company's press release announcing Ms. Cholmondeley's election is filed as Exhibit 99.1 to this report.


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALBANY INTERNATIONAL CORP.

                                                By: /s/ Michael C. Nahl
                                                -------------------------------
                                                Name: Michael C. Nahl
                                                Title: Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

Date: February 24, 2005


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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          News release dated February 18, 2005.